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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                     the Securities and Exchange Act of 1934

      Date of Report (Date of earliest event reported):  November 21, 2001


                           RRUN VENTURES NETWORK, INC.
             (Exact name of Registrant as specified in its charter)

  Nevada                      000-27233              98-0204736
(State  or Other             (Commission File      (IRS Employer
Jurisdiction  of              Number)               Identification
Incorporation)                                       Number)

4th Floor, 62 W. 8th Avenue, Vancouver, British Columbia, Canada  V5Y 1M7
            (Address of principal executive offices)             (Zip Code)

                                 (604) 682-6541
              (Registrant's telephone number, including area code)



                             UNITED MANAGEMENT, INC.
   Suite 104, 1456 St. Paul Street, Kelowna, British Columbia, Canada  V1Y 2E6
          (Former name or former address, if changed since last report)





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ITEM  1.  CHANGES  IN  CONTROL  OF  REGISTRANT

     Not  Applicable.

ITEM  2.  ACQUISITION  OR  DISPOSITION  OF  ASSETS

     Not  Applicable.

ITEM  3.  BANKRUPTCY  OR  RECEIVERSHIP

          Not  Applicable.

ITEM  4.  CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT

          Not  Applicable.

ITEM  5.  OTHER  EVENTS

Today the Company announced that, as of Tuesday November 20th, 2001, it indefinitely suspended operations of its RRUN Labs research and development subsidiary. The Company previously announced in its Form 10-QSB for the period ended September 30, 2001 that all RRUN Labs Incorporated employees were given a temporary leave of absence. Effective November 20th, the Company no longer employs the 32 employees who were hired in September 2001 for this subsidiary.

ITEM  6.     RESIGNATIONS  OF  REGISTRANT'S  DIRECTORS

          Not  Applicable.

ITEM  7.     FINANCIAL  STATEMENTS  AND  EXHIBITS

          Not  Applicable.

ITEM  8.     CHANGE  IN  FISCAL  YEAR

          Not  Applicable.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              RRUN  VENTURES  NETWORK,  INC.



DATED:  November  21,  2001          By: /s/ Edwin Kwong
                                     ------------------------------------------
                                      Secretary and Chief Operating Officer



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